PIMCO California Municipal Opportunistic Advantage Fund
Summary Prospectus
August 1, 2026
Share Class:	Inst
Ticker:	GCMFX
Before you invest, you may want to review the Fund’s prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@sscinc.com. The Fund’s prospectus and Statement of Additional Information, both dated August 1, 2026, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Inst Class
Management Fees	0.60%
Total Annual Fund Operating Expenses	0.60%
Example. The Example is intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”).California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.
The Fund may invest in Fixed Income Instruments which include bonds, debt securities and other similar instruments. The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund may invest in securities of any duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests in debt securities rated Baa3 or higher by Moody’s Ratings (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.
The Fund’s investments may include fixed or floating rate general obligation bonds and notes, lease revenue bonds, revenue bonds and notes, and zero coupon securities. The Fund may buy securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, at times, invest more than 25% of its net assets in municipal securities the principal and interest payments of which are paid by obligors located in a single state (in addition to California).
The Fund may invest the remainder of its net assets in other municipal instruments, U.S. Government Securities and certain cash and cash equivalents, including cash sweep vehicles.
Principal Risks
It is possible to experience losses on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Floating Rate Securities Risk: the risk of investing in floating rate notes, which generally carry lower yields than fixed notes of the same

PIMCO Funds | Summary Prospectus

PIMCO California Municipal Opportunistic Advantage Fund

maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as Secured Overnight Financing Rate (“SOFR”), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations
General Obligation Bond Risk: the risk of investing in general obligation bonds, which are generally secured by the obligor’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors
AMT Bonds Risk: the risk that “AMT Bonds,” which are municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers, may expose the Fund to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity, economic disruptions, public health emergencies, or extreme weather and disaster events could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. AMT Bonds may also be less liquid than other municipal securities, which could make them more difficult to sell in stressed market conditions. In addition, changes in federal tax law could alter the treatment of AMT Bonds. For shareholders subject to the federal alternative minimum tax, a portion of the Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability
Lease Revenue Bond Risk: the risk of investing in lease revenue bonds and other municipal lease obligations, which may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states
Revenue Bond Risk: the risk of investing in revenue bonds, which are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds
Zero Coupon Bond Risk: the risk of investing in zero coupon bonds, in which the market prices are more volatile than the market prices of securities that pay interest on a regular basis. This is especially true during periods of interest rate changes. Since the Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources, which may create tax liability for shareholders. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable
Taxation Risk: the risk that to the extent that the Fund invests in securities the income from which is not tax-exempt, a shareholder’s portion of income from such investments will be taxable for state and/or federal income tax purposes. Although the Fund seeks to invest primarily in securities that are not subject to regular federal income tax and California state income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax
Tax-Exempt Status Risk: the risk that reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, resulting in increased tax liability
U.S. Treasury and Agency Securities Risk: the risk of investing in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities, which may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities
Interest Rate Risk: the risk that fixed income securities will fluctuate in value due to changes or the anticipation of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Factors such as government and central bank policy, inflation, the economy, and the market for bonds can impact interest rates and yields
Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons including declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk: the risk that the Fund could experience losses if the issuer or guarantor of a fixed income security, the counterparty to a derivative contract or a repurchase agreement, a borrower of portfolio securities or the issuer or guarantor of collateral,  is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may fluctuate, sometimes rapidly or unpredictably, due to a variety of factors affecting securities markets generally or particular industries or sectors
Issuer Risk: the risk that the value of a security may decline for reasons related to the issuer, such as management performance, changes in

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Summary Prospectus

financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, credit tightening and may be magnified in changing interest rate environments or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The liquidity of the Fund’s shares may be constrained by the liquidity of the Fund’s portfolio holdings
Income Risk: the risk that when interest rates fall, the Fund’s income may decline. This decline can occur because the Fund may invest in lower-yielding bonds as bonds in its portfolio mature
Extension Risk: the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested
Prepayment Risk: the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in the Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates
When-Issued Securities Risk: the risks related to municipal securities issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. There is also the risk that the securities may not be issued or delivered as anticipated, or the transaction may not be completed, including due to the failure of the counterparty to perform its obligations. In addition, interest is not generally paid on when-issued securities until settlement
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Municipal Instruments Risk: the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal instruments to pay interest or repay principal
Single State Municipal Securities Risk: the risk that because the Fund invests primarily in California Municipal Bonds but may invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California, it is more exposed to the impact of legislative, tax, economic and political changes within those states than a fund that invests more widely
Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation and utilities), industrial development bonds, or in bonds from issuers in a single state
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes.
A privately offered fund managed by Gurtin Municipal Bond Management (“Gurtin”) (the “Private Predecessor Fund”) was reorganized into a fund registered under the Investment Company Act of 1940 (the “1940 Act”) that was also managed by Gurtin (the “Registered Predecessor Fund,” together with the Private Predecessor Fund, the “Predecessor Funds”) on or about November 3, 2014. The Private Predecessor Fund was organized on November 16, 2009 and commenced operations on May 3, 2010 and had an investment objective and strategies that were, in all material respects, identical to those of the Registered Predecessor Fund, and was managed by Gurtin in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Registered Predecessor Fund. However, the Private Predecessor Fund was not registered as an investment company under the 1940 Act, and the Private Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.
The Registered Predecessor Fund commenced operations on or about November 3, 2014 and had an investment objective and strategies that were, in all material respects, identical to those of the Fund, and was managed by Gurtin in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.
The Fund’s performance for the period from May 3, 2010 to November 2, 2014 was that of the Private Predecessor Fund and was based on calculations that are different from the standardized method

August 1, 2026 | SUMMARY PROSPECTUS  3

PIMCO California Municipal Opportunistic Advantage Fund

of calculations adopted by the Securities and Exchange Commission. The Fund’s performance for the period from November 3, 2014 to March 15, 2019 is that of the Registered Predecessor Fund. The performance of the Private Predecessor Fund was calculated net of the Private Predecessor Fund’s fees and expenses. The performance of the Predecessor Funds has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. If the performance of the Predecessor Funds had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been higher or lower than the performance shown for that period in the bar chart and Average Annual Total Returns table below. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. The Fund’s regulatory index is the Bloomberg Municipal Bond Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued. The supplemental index shown is the Bloomberg California Municipal Bond Index. The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/us/en/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2023	5.95%
Worst Quarter	September 30, 2023	-2.60%
Year-to-Date	June 30, 2026	2.66%
Average Annual Total Returns (for periods ended 12/31/25)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	2.74%	1.89%	2.27%
Institutional Class Return After Taxes on Distributions(1)	2.65%	1.79%	2.19%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	2.93%	2.03%	2.28%
Bloomberg Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	4.25%	0.80%	2.34%
Bloomberg California Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	4.11%	0.76%	2.29%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers

PIMCO serves as the investment adviser for the Fund. The Fund is jointly and primarily managed by David Hammer, Peter Gunther and Brian Hannibal. Mr. Hammer is a Managing Director of PIMCO, Mr. Gunther is a Vice President of PIMCO and Mr. Hannibal is a Senior Vice President of PIMCO. Messrs. Hammer, Gunther and Hannibal have managed the Fund since March 2022.
Purchase and Sale of Fund Shares
Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
Institutional Class
The minimum initial investment for Institutional Class shares of the Fund is $250,000. The Fund reserves the right to waive the minimum initial investment if deemed appropriate by an officer of the Trust. There is no minimum subsequent investment for Institutional Class shares of the Fund.
You may sell (redeem) all or part of your Institutional Class shares of the Fund on any business day. You may also purchase or redeem Institutional Class shares of the Fund through your financial firm. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:
■
Sending a written request by regular mail to:

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Summary Prospectus

PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o SS&C Global Investor and Distribution Solutions, Inc.
801 Pennsylvania Avenue, STE 219024, Kansas City, MO 64105-1307
■
Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you
■
Sending a fax to our Shareholder Services department at 816.421.2861
■
Sending an e-mail to piprocess@sscinc.com
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Firms
If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s website for more information.

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